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                                                      STRONG FAMILY OF FUNDS
                                                        2001 FIRMWIDE PROXY

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Hello. My name is           . May I please speak with           ? I'm calling on behalf of your current investment in the Strong
Family of Funds. Briefly, I wanted to be sure you received a card for the shareholder meeting to be held on July 20th. Has that arrived?
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
                 YES                                                                   NO

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Have you had a chance to return that yet?                    I'd like to mail you another proxy card. Do you
                                                             live at (check address)? I'll mail that today.
------------------------------------------------           ---------------------------------------------------------
      YES                 NO

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For whatever reason, that vote is not yet                    Did you know that you can vote your
registered. Would you like to place a                        shares over the telephone instead of
vote right now over the telephone?                           returning the card?
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     YES                  NO                                       YES                   NO

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Would you like to register a vote in accordance              Would you be interested in casting a vote now?
with the recommendations of the Board?
------------------------------------------------           ---------------------------------------------------------
     YES                  NO                                       YES                   NO

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I am recording your      vote and                            Would you like to register a vote in
will send you a printed                                      accordance with the recommendations of
confirmation to (address). For                               the Board?
confirmation purposes, may I                               ---------------------------------------------------------
have the city, state and zip that                                  YES                   NO
we'll be mailing your confirm to ?
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------------------------------------------------             Would you like to review the proposals? At
Thank you for taking the time to issue this                  any time up until the meeting you may
vote. At any time up until the meeting you                   revoke this vote at your discretion and cast
may revoke this vote at your discretion and                  another vote by mail, telephone or Internet.
cast another vote by mail, telephone or                    ---------------------------------------------------------
Internet.                                                          YES (BRIEFLY)         NO
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                                                           ---------------------------------------------------------
                                                             If you could return your vote in the mail
                                                             or phone it in, it would be appreciated.
                                                           ---------------------------------------------------------



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                                         Thank you for your time and have a good         .
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Frequently Asked Questions


Vote Now--Select Your Proxy Card Type Below

If you received a proxy card with the Strong logo on it, please select the 14-digit control number button. If not, please select the 12-digit control number.

What does it mean to be represented by proxy?

Being represented by proxy means that you have appointed someone else to act on your behalf--as your proxy--at the shareholder meeting. Your appointed proxy must vote each proposal according to the instructions which you provided on your proxy card or via the telephone or Internet.

How does my fund's Board of Directors want me to vote?

The Board of Directors unanimously recommends a Vote FOR the proposals.

With so many shareholders in the fund, why should I vote?

Your vote certainly makes a difference. If shareholders fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, proxies will have to be mailed again.

How do I vote?

You may vote in any one of four ways:

 .  By Touch-Tone Telephone
   Just call the toll-free number given in your proxy materials and follow the instructions to record your vote.

 .  By Computer
   Cast your vote online by selecting the appropriate Vote Now button.

 .  By Mail
   Complete the proxy card and mail it back in the envelope provided.

 .  In Person
   Attend the shareholder meeting and cast your vote in person.

We encourage you to vote by telephone or by computer as these save costs.

Should I send in the card and vote by telephone or Internet?

No. You should only vote using one method. The only reason for you to vote again would be to change your previous vote.

How do I vote on the Internet?
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1    Have your proxy card ready.

2 Go to: http://www.proxyweb.com and enter the 14-digit control number found on the card.

     -or-

3 Go to: http://www.proxyvote.com and enter the 12-digit control number found on the card.

4    Follow the instructions on your computer screen.

How do I vote by telephone?

You need to use a touch-tone telephone.

1    Have your proxy card ready.

2    Dial the toll-free number listed in your proxy materials.

3    Enter the 14- or 12-digit control number found on the card.

4    Follow the instructions in the phone system.

Vote Now

If you have a 14-digit control number (with the Strong logo) on your proxy card, vote here.

If you have a 12-digit control number on your proxy card, vote here.